GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
GOODWILL

10.                GOODWILL

	As of December 31,
	2011	2012
Gross amount:
Beginning balance	4,038	9,582
Goodwill arising from acquisitions	5,140	—
Exchange differences	404	98
Ending balance	9,582	9,680
Accumulated goodwill impairment loss:
Beginning balance	(796)	(835)
Exchange differences	(39)	(8)
Ending balance	(835)	(843)
Goodwill, net	8,747	8,837

In 2011, goodwill increased by $5,140 including $2,679 and $2,461 arising from the acquisitions of Etag and additional interest of PDAger, respectively, as discussed in note 3 “Business Combinations”.  There was no goodwill impairment loss recorded in the years ended December 31, 2010, 2011 and 2012.

The Company performs its annual goodwill impairment tests at each year end. In the goodwill impairment test, the Company used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Company’s reporting unit. Accordingly, it adopted a discounted cash flow (“DCF”) method under the income approach, which considers a number of factors that include expected future cash flows, growth rates and discount rates and requires the Company to make certain assumptions and estimates regarding industry economic factors and future profitability of its reporting unit. The assumptions are inherently uncertain and subjective.

When applying the DCF method for the reporting unit, the Company incorporated the use of projected financial information and a discount rate that is developed using market participant based assumptions. The cash flow projections were based on five-year financial forecasts developed by management that included revenue projections, capital spending trends, and investments in working capital to support anticipated revenue growth.

The Company performs goodwill impairment analysis as of December 31 of each year. No impairment charges were reached for the years ended December 31, 2010, 2011 and 2012.